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                                                                      EXHIBIT 99

                                  NEWS RELEASE

                                               CONTACT: Juris Pagrabs
                                                        Vice President, Investor
                                                        Relations
                                                        Venator Group, Inc.
                                                        (212) 553-7017

                       VENATOR GROUP REPORTS THIRD QUARTER
              EARNINGS PER SHARE OF $0.09 FROM ADJUSTED OPERATIONS,
                        $0.07 EXCLUDING REAL ESTATE GAINS

           -- GROSS MARGINS IMPROVE 320 BASIS POINTS OVER LAST YEAR --

NEW YORK, New York, November 18, 1999 - Venator Group, Inc. (NYSE: Z) today reported that sales from adjusted operations for the 13 weeks ended October 30, 1999 were $1,068 million compared with $1,028 million in the year-earlier period, reflecting a comparable-store sales increase of 4.6 percent. For the 39 weeks, sales from adjusted operations were $3,000 million versus $2,950 million for the same period a year ago, reflecting a comparable-store sales increase of
1.0 percent.

Adjusted income from operations before taxes rose $89 million to $20 million for the quarter ended October 30, 1999, which excludes a restructuring charge and reflects the expected disposition of several businesses (noted below) as if they had occurred at the beginning of 1998. Adjusted net income from operations was $12 million, or $0.09 per share, for the period compared to a loss of $39 million, or $0.29 per share, a year ago. Excluding $5 million of other income, resulting from several real estate transactions, adjusted earnings per share for the quarter would have been $0.07. The restructuring charge in the quarter consists of $3 million, or $0.01 per share, and reflects an adjustment to the previous charge taken in the second quarter relating to the disposition of several businesses.

Results are presented on an adjusted basis to facilitate comparison. Adjusted comparisons assume that the disposition of non-core businesses, including Afterthoughts, occurred at the beginning of 1998 and exclude the 1999 restructuring charge. The reported results are attached to this press release.

"Strategically, the third quarter was noteworthy for Venator Group, as it nears the completion of its repositioning strategy that began in 1995," stated Dale W. Hilpert, Venator Group's President and Chief Executive Officer. "Since August, the Company has announced the sale of Afterthoughts and Colorado Group in Australia, which in the aggregate are expected to total $325 million in gross proceeds, as well as the expected disposition of eight non-core businesses. These transactions will provide us with financial flexibility to help achieve and sustain our financial goals and at the same time allow us to focus our resources on our core athletic retailing businesses."

"We are encouraged to see the stronger athletic footwear trends continue at our retail stores, particularly in the running and basketball categories, and we are also gratified to see a significant increase in sales of basic apparel," said Mr. Hilpert. "Our eVenator direct marketing businesses, catalog and e-commerce, also achieved significant sales gains during the quarter fueled by strong sales of footwear and sporting equipment, as well as sales of National Football League product through our exclusive agreement to manage the NFL's catalog and e-commerce business."



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"Sales performance at remodeled and relocated stores continues to be very encouraging," said Mr. Hilpert. "Comparable-store sales for remodeled and relocated stores opened for the 12 months ended October 30, 1999 are up 26.5 percent at 133 Foot Locker U.S. stores, 13.4 percent at 77 Lady Foot Locker stores, 18.8 percent at 63 Kids Foot Locker stores and 48.2 percent at 34 Foot Locker International stores."

Gross margins from adjusted operations, as a percentage of sales, improved 320 basis points to 27.2% for the quarter, reflecting better buying of merchandise and fewer clearance sales compared to last year, offset by increased occupancy costs and the continuing markdown of apparel inventories at Champs Sports to ensure competitiveness during the upcoming holiday selling season.

"Although we expect the promotional retailing environment to continue, we are very encouraged by our back-to-school sales momentum and market share gains," said Mr. Hilpert. "Our inventory levels are on plan and we are well positioned for a strong holiday selling season."

Merchandise inventories of adjusted operations decreased 15% to $863 million compared to $1,020 million a year ago, reflecting a 16% decrease in inventories per square foot. The Company's improvement in managing its inventories, together with a lower capital expenditures program and the proceeds expected from the sale of non-core businesses, should significantly reduce its total debt position, net of cash, by year-end. As the Company moves into the holiday season, it expects aggregate inventories to continue to be below last year's reported levels.

Selling, general and administrative expenses from adjusted operations, as a percentage of sales, improved 630 basis points to 19.8% for the quarter. The improvement reflects primarily a reduction in corporate and divisional costs and expenses for marketing and advertising, logistics, salaries and wages, travel and store opening expenses, as a result of having significantly fewer new store openings this year versus the prior year.

The Company opened 26 stores and remodeled 44 stores during the quarter. The Company also closed 33 stores to end the quarter with 4,640 stores from ongoing operations in 15 countries in North America, Europe, Australia, and Asia.

Businesses held for sale, disposition or sold:
       Afterthoughts, San Francisco Music Box, Foot Locker Outlets, Colorado, Team Edition, Going To The Game, Randy River, Weekend Edition, Garden Centers and Burger King Franchises.

                 DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, which reflect management's current views of future events and financial performance. These forward-looking statements are based on many assumptions and factors including the effects of currency fluctuations, consumer preferences, economic conditions worldwide and other factors detailed in the Company's filings with the Securities and Exchange Commission. Any changes in such assumptions or factors could produce significantly different results.


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The following adjusted results exclude 1999 restructuring charges and reflect the disposition of several businesses (noted above) as if they had occurred at the beginning of 1998.

                               VENATOR GROUP, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS - AS ADJUSTED
                     (In millions, except per share amounts)

                                                             13 Weeks Ended                        39 Weeks Ended
                                                   -----------------------------------   ----------------------------------
(unaudited)                                        October 30, 1999   October 31, 1998   October 30, 1999   October 31, 199
                                                   ----------------   ----------------   ----------------   ---------------
Sales                                                    $1,068             $1,028             $3,000            $2,950
Costs and expenses:
Cost of sales                                               777                781              2,215             2,172
Selling, general and administrative
  expenses                                                  211                268                632               703
Depreciation and amortization                                46                 30                129                99
Interest expense, net                                        19                 18                 45                35
Other income                                                 (5)                 -                (36)                -
                                                   ----------------   ----------------   ----------------   ---------------
                                                          1,048              1,097              2,985             3,009
                                                   ----------------   ----------------   ----------------   ---------------

Adjusted income (loss) from operations before
income taxes                                                 20                (69)                15               (59)
Income tax expense (benefit)                                  8                (30)                 6               (30)
                                                   ----------------   ----------------   ----------------   ---------------
Adjusted net income (loss) from operations               $   12             $  (39)            $    9            $  (29)
                                                   ================   ================   ================   ===============

Diluted Adjusted Earnings Per Share:

Adjusted net income (loss) from operations               $ 0.09             $(0.29)            $ 0.07            $(0.21)
                                                   ================  =================   ================  ================
Weighted-average common shares
   outstanding assuming dilution                          138.4              135.6              138.1             135.4

                     SUPPLEMENTAL INFORMATION - AS ADJUSTED

                                                            13 Weeks Ended                            39 Weeks Ended
                                                   -----------------------------------       ----------------------------------
(unaudited)                                        October 30, 1999  October 31, 1998        October 30, 1999  October 31, 1998
                                                   ----------------  ----------------        ----------------  ----------------
ADJUSTED SALES BY SEGMENT:
  Global Athletic Group                               $     971         $     931               $   2,748         $   2,694
  Northern Group                                             97                97                     252               256
                                                   ----------------  ----------------        ---------------   ---------------
Total                                                 $   1,068         $   1,028               $   3,000         $   2,950
                                                   ================  ================        ===============   ===============
ADJUSTED OPERATING RESULTS BY SEGMENT:
  Global Athletic Group                               $      40         $     (15)              $      83         $      72
  Northern Group                                              1               (10)                    (21)              (26)
                                                   ----------------  ----------------        ---------------   ---------------
Total                                                 $      41         $     (25)              $      62         $      46
                                                   ================  ================        ===============   ===============


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The following are the reported results:

                               VENATOR GROUP, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS - AS REPORTED
                     (In millions, except per share amounts)

                                                                  13 Weeks Ended                          39 Weeks Ended
                                                   ------------------------------------   ------------------------------------
(unaudited)                                        October 30, 1999    October 31, 1998   October 30, 1999    October 31, 1998
                                                   ----------------    ----------------   ----------------    ----------------
Sales                                                      $ 1,178             $ 1,122            $ 3,320             $ 3,223
Costs and expenses:
Cost of sales                                                  848                 840              2,430               2,324
Selling, general and administrative
  expenses                                                     256                 302                762                 827
Depreciation and amortization                                   47                  38                138                 108
Restructuring charge                                             3                   -                 55                   -
Interest expense, net                                           17                  18                 45                  35
Other income                                                    (5)                  -                (36)                (19)
                                                   ----------------    ----------------   ----------------    ----------------
                                                             1,166               1,198              3,394               3,275
                                                   ----------------    ----------------   ----------------    ----------------
Income (loss) from continuing
  operations before income taxes                                12                 (76)               (74)                (52)
Income tax expense (benefit)                                     5                 (36)               (29)                (26)
                                                   ----------------    ----------------   ----------------    ----------------
Income (loss) from continuing operations                         7                 (40)               (45)                (26)

Income (loss) from discontinued operations,
  net of income tax expense (benefit) of
  $6, $7 and $(14), respectively                                 -                   6                 10                 (26)

Loss on disposal of discontinued operations,
  net of tax expense of $52                                      -                (121)                 -                (121)
                                                   ----------------    ----------------   ----------------    ----------------
Net income (loss)                                          $     7             $  (155)           $   (35)            $  (173)
                                                   ================    ================   ================    ================
Diluted Earnings Per Share:
Income (loss) from continuing operations                   $  0.05             $ (0.29)           $ (0.33)            $ (0.19)
Income (loss) from discontinued operations                    -                  (0.85)              0.07               (1.08)
                                                   ================    ================   ================    ================
Net income (loss)                                          $  0.05             $ (1.14)           $ (0.26)            $ (1.27)
                                                   ================   =================   ================    ================
Weighted-average common shares
   Outstanding assuming dilution                             138.4               135.6              137.1               135.4


                    SUPPLEMENTAL INFORMATION - AS REPORTED

                                                              13 Weeks Ended                         39 Weeks Ended
                                                   ------------------------------------   ------------------------------------
(unaudited)                                        October 30, 1999    October 31, 1998   October 30, 1999    October 31, 1998
                                                   ----------------    ----------------   ----------------    ----------------
SALES BY SEGMENT:
  Global Athletic Group                                   $  1,001           $     945          $   2,825          $  2,730
  Northern Group                                                97                  97                252               256
  All other                                                     80                  80                243               237
                                                   ----------------    ----------------   ----------------    ----------------
Total                                                     $  1,178           $   1,122          $   3,320          $  3,223
                                                   ================    ================   ================    ================
OPERATING RESULTS BY SEGMENT:
  Global Athletic Group                                   $     35           $     (16)         $      (4)         $     66
  Northern Group                                                 1                 (10)               (21)              (26)
  All other                                                     (4)                 (4)                (2)                3
                                                   ================    ================   ================    ================
Total                                                     $     32           $     (30)         $     (27)         $     43
                                                   ================    ================   ================    ================


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                               VENATOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (In millions)

                                                October 30, 1999                 October 31, 1998
                                                  (unaudited)                       (unaudited)
                                              ---------------------             --------------------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                           $      63                        $      147
Merchandise inventories                                   863                             1,112
Net assets of discontinued operations                      85                               220
Assets held for disposal                                  179                                 -
Other current assets                                      174                               136
                                              ---------------------             --------------------
                                                        1,364                             1,615

Property and equipment, net                               882                               916
Deferred tax assets                                       354                               332
Other assets                                              251                               282
                                              ---------------------             --------------------
                                                      $ 2,851                           $ 3,145
                                              =====================             ====================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Short-term debt                                     $     300                          $    371
Accounts payable                                          354                               386
Accrued liabilities                                       237                               266
Current portion of reserve for
  discontinued operations                                  87                               217
Current portion of long-term debt and
  obligations under capital leases                        208                                20
                                              ---------------------             --------------------
                                                        1,186                             1,260
Long-term debt and
  obligations under capital leases                        313                               508
Other liabilities                                         341                               375
SHAREHOLDERS' EQUITY                                    1,011                             1,002
                                              ---------------------             --------------------
                                                      $ 2,851                           $ 3,145
                                              =====================             ====================


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